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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 7, 1998


                       COMPLETE BUSINESS SOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


     0-22141                                            38-2606945
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)             (ZIP CODE)


                                 (248) 488-2088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITIONS AND DISPOSITIONS OF ASSETS

On January 7, 1998 Complete Business Solutions, Inc. ("CBSI") signed a definitive Merger Agreement with privately held c.w. Costello & Associates, Inc. ("Costello"). Completion of the merger is subject to the approval of the Costello shareholders, the completion of CBSI's due diligence process and making the appropriate governmental filings.

The Merger Agreement requires CBSI to convert all outstanding Costello options into CBSI options and exchange 1,681,545 shares of CBSI common stock for all of the outstanding common stock of Costello. In addition, Costello will appoint two directors to the CBSI Board of Directors.

In negotiating the purchase price, the Company considered the current market value of its common stock, Costello's reputation as a premiere provider of IT services to large and mid-sized corporations, the minimal overlap of Costello and CBSI clients, the broad range of IT services provided by Costello, Costello's 750 IT professionals and the opportunity to improve
Costello's margins.

The Merger Agreement provides that the closing of the transaction occur as soon as practicable but no later than January 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements and Pro Forma Information.

As provided under Item 7(a)(4) of Form 8-K, the Company will file the required financial statements and pro forma financial information regarding the acquired assets and business formerly operated by Costello within 60 days of the date when this initial report must be filed because providing such statements and information at this time is impracticable. It is expected that such statements and information will be filed, by amendment, on or before March 23, 1998.

Exhibit No.     Description
-----------     -----------

10.1 Agreement and Plan of Merger dated as of January 7, 1998 between Costello, CBSI Acquisition Corporation
                II and Complete Business Solutions, Inc.

10.2 Registration Rights Agreement by and among Complete Business Solutions, Inc., and the shareholders of Costello.







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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Complete Business Solutions, Inc.


Dated: January 22, 1998

                                     By: /s/ Timothy S. Manney
                                     -------------------------
                                     Timothy S. Manney
                                     Executive Vice President for Finance and
                                     Administration






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                                EXHIBIT INDEX


10.1 Agreement and Plan of Merger dated as of January 7, 1998 between Costello, CBSI Acquisition Corporation II and
        Complete Business Solutions, Inc.

10.2 Registration Rights Agreement by and among Complete Business Solutions, Inc., and the shareholders of Costello.